FIRST AMENDMENT

                                        TO

                            AGREEMENT FOR GROUND LEASE

                                      between

                             BRAZOS RIVER LEASING L.P.

                                        and

                   DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                               Dated as of June 1, 1994








This First Amendment to Agreement for Ground Lease has been manually executed in 12 counterparts, numbered consecutively from 1 through 12, of which this is No. 4. To the extent, if any, that this First Amendment to Agreement for Ground Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this First Amendment to Agreement for Ground Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

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                      FIRST AMENDMENT TO AGREEMENT FOR GROUND LEASE

     This First Amendment to Agreement for Ground Lease is made and entered into as of June 1, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                               W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into an Agreement for Ground Lease, dated as of October 30, 1992 (the "Agreement for Ground Lease"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Agreement for Ground Lease to extend the acquisition period, to increase the permitted expenditure amount for Facilities and to otherwise set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Property acquired by Brazos under the Agreement for Ground Lease.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Agreement for Ground Lease is hereby amended as follows:

     1. Section 3.06 of the Agreement for Ground Lease is hereby amended by deleting in subsection (i) in Section 3.06, the reference to "two years" and inserting in lieu thereof "four years".

     2. Section 2.02 of the Agreement for Ground Lease is hereby amended by deleting the reference to "$700,000" and inserting in lieu thereof "$900,000."

     3. Brazos and Diamond Shamrock R & M agree that this First Amendment to Agreement for Ground Lease shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of the Third Amendment and Modification Agreement by the necessary parties under the Credit Agreement.

     4. Defined terms used in this First Amendment to Agreement for Ground Lease and not otherwise defined herein have the meanings ascribed to those terms in the Agreement for Ground Lease.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this First Amendment to Agreement for Ground Lease to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   BRAZOS RIVER LEASING


                                   By:  Headwater Investments L.P.,
                                        its General Partner

                                        By:  Headwater Holdings, Inc.,
                                             its General Partner


                                        By:  /S/  Gregory C. Greene,
                                                  President


                                   DIAMOND SHAMROCK REFINING AND
                                        MARKETING COMPANY


                                   By:  /S/ R.C. Becker
                                             Vice President and
                                              Treasurer